Revenue, Accounts Receivable and Provision for Credit Losses	6 Months Ended
Jun. 30, 2024
Revenue and Accounts Receivable [Abstract]
Revenue and Accounts Receivable
3.	Revenue, Accounts Receivable and Provision for Credit Losses

The Company’s tanker vessels are employed under various types of charters and accordingly, the Company disaggregates its revenue from contracts with customers by the type of charter (time charters, spot charters and pool charters).

Below are presented, per type of charter, the Company’s revenues for the periods ended June 30, 2024 and 2023, and also the balance of Accounts receivable, net, for June 30, 2024 and December 31, 2023.

	For the six months ended June 30,
Charter type	2024	2023
Time charters	$28,405	$29,314
Pool arrangements	14,474	29,039
Voyage charters	-	2,631
Total Revenue	$42,879	$60,984

	As of June 30,	As of December 31,
Charter type	2024	2023
Time charters	$975	$2,638
Pool arrangements	2,927	5,213
Voyage charters	178	429
Total Acc. Receivable, net	$4,080	$8,280

Contract assets included in the receivable balances from spot voyages amounted to $94 and $103 for June 30, 2024 and December 31, 2023, respectively.

Moreover, the charterers that accounted for more than 10% of the Company’s revenue are presented below:

Charterer	2024	2023
A	14%	-
B	26%	19%
C	16%	-
D	-	16%
E	-	12%
F	34%	32%

The maximum aggregate amount of loss due to credit risk, net of related allowances, that the Company would incur if the aforementioned charterers failed completely to perform according to the terms of the relevant charter parties, amounted to $3,235 and to $8,316 as of June 30, 2024 and 2023, respectively. The Company recognized allowance for doubtful accounts deriving from the collectability assessment, as direct reduction to lease income, which for the six months ended June 30, 2024 and 2023, amounting to $234 and $0, respectively.

 Provision for Credit Losses

The Company, in estimating its expected credit losses, gathers annual historical losses on its freight and demurrage receivables since 2019 when the Company’s tanker vessels firstly operated in the spot market, and makes forward-looking adjustments in the estimated loss ratio, which is re-measured on an annual basis. As of June 30, 2024 and December 31, 2023, the balance of the Company’s allowance for estimated credit losses on its outstanding freight and demurrage receivables were $239 and $171, respectively, and is included in Accounts receivable, net of provision for credit losses in the accompanying consolidated balance sheets. For the six months ended June 30, 2024 and 2023, the (Reversal) / Provision for credit losses and write offs in the accompanying unaudited interim consolidated statements of operations includes changes in the provision of estimated losses of $7 and $(55), respectively. No allowance was recorded on insurance claims as of June 30, 2024 and December 31, 2023, as their balances were immaterial. In addition, no allowance was recorded for cash equivalents as the majority of cash balances as of the balance sheet date was on time deposits with highly reputable credit institutions, for which periodic evaluations of the relative credit standing of those financial institutions are performed.